RIVERNORTH CAPITAL AND INCOME FUND, INC.

ANNOUNCES PRELIMINARY RESULTS OF TRANSFERABLE RIGHTS OFFERING

West Palm Beach, FL– July 8, 2025 – RiverNorth Capital and Income Fund, Inc. (NYSE: RSF) (the “Fund”) today announced the preliminary results of its transferable rights offering (the “Offering”) that expired on July 7, 2025 (the “Expiration Date”). In the Offering, the Fund received subscription requests for 1,924,556 shares of common stock from rights holders. Accordingly, the Fund expects to issue 1,105,000 new shares of common stock for these subscriptions, on or about July 11, 2025. Gross proceeds from the Offering are expected to total approximately $15.9 million, before expenses.

The Offering was oversubscribed, and the over-subscription requests exceeded the over-subscription shares available. Accordingly, the shares issued as part of the over-subscription privilege of the Offering will be allocated pro-rata among record date stockholders who submitted over-subscription requests based on the number of rights originally issued to them by the Fund.

The foregoing numbers are estimates only. The Fund will announce the final results of the Offering in a press release on or about July 9, 2025.

The Offering’s final subscription price per share was determined to be $14.39. The subscription price was established pursuant to the terms of the Offering and based on a formula equal to 90% of the Fund’s reported net asset value (“NAV”) per share of common stock on the Expiration Date. The NAV per share used in the formula described above was $15.99.

The final subscription price is lower than the original estimated subscription price of $14.51 per share. Accordingly, any excess payments will be returned to subscribing rights holders as soon as practicable, in accordance with the prospectus supplement and accompanying prospectus, filed with the Securities and Exchange Commission on May 30, 2025.

Shares of common stock issued as a result of the rights offering will not be record date shares for the Fund’s monthly distributions paid in June 2025 but will be record date shares for the Fund’s July 2025 distribution.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

RiverNorth Capital and Income Fund, Inc.

The investment objective of the Fund is to seek a high level of current income. The Fund had approximately $52.4 million of net assets and 3.3 million shares of common stock outstanding as of June 30, 2025.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the shares of common stock, you should consider the risks as well as the other information in the prospectus, annual report and semi-annual report.

Past performance is no guarantee of future results.

See the Prospectus for a more detailed description of Fund risks.

The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. If the borrower of Alternative Credit (as defined below) in which the Fund invests is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under collateralized, and/or it may be impracticable to commence a legal proceeding against the defaulting borrower. Substantially all of the Alternative Credit in which the Fund invests will not be guaranteed or insured by a third party. In addition, the Alternative Credit Instruments in which the Fund may invest will not be backed by any governmental authority. Prospective borrowers supply a variety of information regarding the purpose of the loan, income, occupation and employment status (as applicable) to the lending platforms. As a general matter, platforms do not verify the majority of this information, which may be incomplete, inaccurate, false or misleading. Prospective borrowers may misrepresent any of the information they provide to the platforms, including their intentions for the use of the loan proceeds. Alternative Credit Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). Such unrated instruments, however, are considered to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify "junk" bonds (i.e., below investment grade securities). Accordingly, the Fund’s unrated Alternative Credit Instrument investments constitute highly risky and speculative investments similar to investments in “junk” bonds, notwithstanding that the Fund is not permitted to invest in loans that are of subprime quality at the time of investment. Although the Fund is not permitted to invest in loans that are of subprime quality at the time of investment, an investment in the Fund’s Shares should be considered speculative and involving a high degree of risk, including the risk of loss of investment. There can be no assurance that payments due on underlying loans, including Alternative Credit, will be made.

Diversification does not ensure a profit or a guarantee against loss.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The Fund’s prospectus and most recent periodic reports contain this and other important information about the investment company and may be obtained by visiting rivernorth.com/literature or by calling 844.569.4750. Read the Prospectus carefully before investing.

RiverNorth Capital Management, LLC

RiverNorth Capital Management, LLC (“RiverNorth”) is an independent investment manager and closed- end fund expert specializing in opportunistic strategies and structures built to exploit market inefficiencies. Founded in 2000, RiverNorth manages $4.9 billion1 of assets in registered funds, private funds and separately managed accounts.

Investor Contact

RiverNorth CEF Investor Relations

800-646-0148, Option 1

CEF@rivernorth.com

[1]	As of May 31, 2025. Firm AUM reflects Managed Assets which includes the effects of leverage and investments in affiliated funds.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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